Investor Day November 12, 2019
Exhibit 99.1

Agenda Overview Upstream Downstream Financial Closing Q & A Break Rich Kruger, Chairman and CEO John Whelan, SVP—Upstream Dan Lyons, CFO Rich Kruger, Chairman and CEO Brad Corson, President All Imperial â”, 2019 â”, 2

Overview Rich Kruger Chairman and Chief Executive Officer Imperial â”, 2019 â”, 3

Energy and society Access to safe, affordable, reliable andabundant energy critical to human development Human development index THE SIZE OF THE CIRCLES DEPICTS RELATIVE SIZE OF POPULATION Energy demand per capita (1000 BTU/person/day) Source: 2018 U.N. Human Development Reports, 2019 World Bank DataBank; ExxonMobil analyses â”, 4

Global energy demand Total energy demand expected to grow 20% from 2017 to 2040 Demand by sector quadrillion BTUs 750 500 250 0 Production Residential/Commercial Required Industrial Electricity generation Light-duty transportation Commercial transportation 2000 2010 2020 2030 2040 Demand by OECD/non-OECD % 100 80 60 40 20 0 Other non-OECD India China OECD 2017 2040 Source: ExxonMobil 2019 Outlook for Energy Imperial â”, 2019 â”, 5

Global energy mix Wide range of energy sources needed, oil and gas to remain the largest Supply by source quadrillion BTUs 225 150 75 0 Oil Natural gas Coal Other renewables Nuclear Wind/Solar 2000 2010 2020 2030 2040 Breakdown by source % 100 80 60 40 20 0 Other renewables Wind/Solar Nuclear Coal Natural gas Oil 2017 2040 Source: ExxonMobil 2019 Outlook for Energy Imperial â”, 2019 â”, 6

Global liquids outlook Liquids remain the largest source of energy over awiderange of scenarios Liquids demand mbd 120 100 80 60 40 20 0 Light duty transportation Other industrial Power generation / Residential / Commercial Chemicals Commercial transportation 2017 2020 2030 2040 Growth primarily in non-OECD countries Driven by commercial transportation, chemicals Light duty transportation 25% of current demand Electric vehicles expected to grow significantly Outlook assumes more than 400 million EVs by 2040 Sensitivity assumes entire LD vehicle fleet is electric by 2040 Source: ExxonMobil 2019 Outlook for Energy Imperial â”, 2019 â”, 7

Global liquids scenarios Significant ongoing investment required tomeet global liquidsdemand Liquids supply and demand mbd 120 100 80 60 40 20 0 2017 2020 2030 2040 Production without further investment New supply required IEA Current Policies EM Outlook for Energy IEA New Policies BP 2019 Statistical Review Average based on assessed 2ºC scenarios Wide range of demand outlooks IEA Current Policies IEA New Policies 2°C scenarios represented by EMF Production decline of 7% per year without further investment Significant investment in new supply required in most any scenario $13 trillion USD – IEA Sustainable Development Scenario $21 trillion USD – IEA New Policies Scenario Source: IEA; EM analyses. Assessed 2oC scenarios based on Energy Modelling Forum (EMF) 27 full technology/450ppm cases targeting a 2oC pathway â”, Imperial â”, 2019 8

Global oil reserves 80+% of reserves contained in 10 countries, Canada 3rdlargest Reserves, B bbls Worldwide, % Venezuela 303 18 Saudi Arabia 298 17 Canada 168 10 Iran 156 9 Iraq 147 9 Russia 106 6 Kuwait 102 6 UAE 98 6 US 61 4 Libya 48 3 Source: 2019 BP Statistical Review (see cautionary statement) Imperial â”, 2019 â”, 9

Environmental ranking Canada sets the standard among top global reserves holders Yale index 100 80 60 40 20 0 Joint report by Yale and Columbia universities Ranks 180 countries on 24 performance parameters Highlights relative environmental performance Gives insight on best practices Provides guidance for improvement Source: Yale Environmental Performance Index; Top 10 reserve countries Imperial â”, 2019 â”, 10

Social responsibility ranking Canada sets the standard among top global reserves holders Social progress index 100 80 60 40 20 0 Not ranked Developed by Social Progress Imperative Ranks 149 countries on 51 indicators Measures overall quality of life Capacity of society to meet basic human needs Independent of country’s overall economic indicators Source: Social Progress Imperative; Top 10 reserve countries Imperial â”, 2019 â”, 11

Governance ranking Canada sets the standard among top global reserves holders World Bank index 100 80 60 40 20 0 World Bank Worldwide Governance Indicators developed by Aart Kraay and Daniel Kaufmann Ranks over 200 countries on six dimensions Reports on: Process by which governments are selected Process for government policy formulation Respect of citizens and state for governing institutions Source: World Bank Worldwide Governance Indicators; Top 10 reserve countries Imperial â”, 2019 â”, 12

Environmental progress Canadian oil sands have a long and successful record of environmental improvement Wells to wheels GHG emissions intensity indexed, % 125 100 75 CSS Mining SAGD SA-SAGD PFT mining Avg barrel New solvent dilbit synthetic dilbit dilbit* dilbit refined in US technologies* 1960s 1990s 2010s Future Source: 2014 IHS CERA; *IMO estimates Imperial â”, 2019 â”, 13

Summary Canada has a major opportunity to compete in global energy markets Access to safe, affordable, reliable and abundant energy critical to human development Total energy demand expected to grow 20% from 2017 to 2040 Wide range of energy sources mining needed, oil and gas to remain the largest Significant investment required n situ to meet global liquids demand Canada has the resources required to be a major, long-term energy supplier Technology and innovation continue to improve economics, environmental performance Canada has demonstrated it is a world leader in ESG performance Imperial â”, 2019 â”, 14

Imperial's operations

High quality, integrated, balanced, coast-to-coast asset portfolio


Syncrude mining
Kearl mining
Distribution network
F&L marketing
Cold Lake in situ
Strathcona refinery
Sarnia refinery
Sarnia chemical
Rail terminal
Research
Nanticoke refinery

Upstream production		Refining		Petroleum product sales	
Oil Sands, Conventional, Unconventional	~400,000 boepd	Strathcona, Sarnia, Nanticoke	~400,000 bpd	Esso Mobil	~500,000 bpd

Imperial | 2019 | 15

Imperial’s strategy to win Increase cash flow, deliver industry-leading returns throughout the business cycle Deliver industry-leading performance in reliability, safety and operations integrity Leverage technology, integration and ExxonMobil to differentiate versus competition Continue to achieve improvements in organizational efficiency and effectiveness Be the most valued partner with key stakeholders within our industry Aggressively capture new opportunities and manage existing portfolio to maximize value Imperial â”, 2019 â”, 16

Integration benefits Delivering value, competitive advantage and resiliency across the business cycle Upstream Oil and natural gas production Downstream Refining and marketing products Chemical Commodities and specialties Equity crude placed in highest netback markets Cost-advantaged feedstocks for refineries and chemical Highest value sales channels for petroleum products Multiple and optimized transportation networks Access to industry-leading technologies and know-how Imperial â”, 2019 â”, 17

Safety performance Industry-leading performance and commitment to ‘Nobody gets hurt’ 5-year average incident rate TRIR 0.80 0.60 0.40 0.20 0.00 HSE CNQ CVE SU IMO Q3’19 YTD Incidents per 200,000 hours worked; Source: company reports Imperial â”, 2019 â”, 18

Environmental performance Significant progress, commitment to further reducing GHG emissions intensity GHG emissions intensity metric tonnes/m3 0.55 0.50 0.45 0.40 0.35 0.30 2013 2014 2015 2016 2017 2018 2023 Target History of achievement in technology and innovation 100 years of commitment to R&D in Canada More than $2.1 billion invested over past 20 years GHG intensity reduced 20+% from 2013 to 2017 Plans to reduce another 10% from 2017 to 2023 New technologies offer further reduction potential 25-90% reduction for future developments Targeted to achieve economic and environmental improvement Operated oil sands Imperial â”, 2019 â”, 19

Social performance Collaborating to achieve sustainable development in Indigenous communities Imperial has been recognized as an ‘Exceptional Partner’ by the Fort McKay First Nation $2.6 billion with Indigenous suppliers over last 10 years Long-running recruitment and training programs 1000+ Indigenous workers New ways of working together for shared prosperity Promoting Indigenous business and workforce development Ongoing, meaningful dialogue, environmental stewardship New benefit agreements with Indigenous communities Life-cycle consultation and community relations Imperial â”, 2019 â”, 20

Corporate governance Unwavering commitment to high standards of conduct and accountability Imperial Board of Directors Community Public Policy & Nominations & Collaboration Corporate Corporate & Engagement Responsibility Governance Executive Audit Resources Management Committee Diverse, independent board of directors 5 independent, 3 non-independent; 2 female Diverse backgrounds and experience Five committees chaired by independent directors Responsible for identifying, overseeing principal enterprise risks Public Policy & Corporate Responsibility Committee Oversight for environmental, health and safety compliance Assessment of potential impacts of public policy on corporate performance, including risks of climate change Imperial â”, 2019 â”, 21

Overall ESG rankings Imperial independently judged as among the best globally in ESG performance Source: BMO Capital Markets; Bloomberg CSRHub, database of CSR rankings of companies representing 90% of world’s market cap Imperial â”, 2019 â”, 22

Upstream overview John Whelan Senior Vice President, Upstream Imperial â”, 2019 â”, 23

Upstream at a glance

Large, long-life, predominantly oil sands portfolio


Cold Lake in situ
Kearl mining without upgrader
Syncrude mining with upgrader
Norman Wells
Unconventional

Industry leading in situ	Next generation oil sands mining	Oil sands mining pioneer	Remaining portfolio

~6.5
billion boe
2P reserves

~400
koebd
Production

2P reserves IMO share, before royalties
Production IMO share, before royalties

Imperial | 2019 | 24

Upstream assets High-quality resource base with nearly 30-year proved reserves life Kearl Mining—PFT 71% interest Syncrude Mining—Upgrader 25% interest Cold Lake In situ – CSS/other 100% interest Production koebd 400 300 200 100 0 Total Kearl Syncrude Cold Lake 1999 2009 2019 Proved reserve life based on 2018 production Production through Q3 2019, IMO share, before royalties Imperial â”, 2019 â”, 25

Upstream overview Growing profitable volumes, $16 billion cash generated over last 10 years Production koebd 400 300 200 100 0 2011-14 2015-18 Q3’19 YTD Liquids Gas Annual cash from operations $B 3 2 1 0 $US/bbl WTI WCS 2011-14 2015-18 Q3’19 YTD 95 52 57 74 36 45 Production IMO share, before royalties Imperial â”, 2019 â”, 26

Cold Lake Large-scale in situ operation Steam stimulation 100% IMO owned Producing since 1975 1.5B bbls 2P reserves 141 kbd Q3 2019 YTD production Leveraging four decades of in situ experience Use of advanced recovery techniques Drilling program resumed in 2018 2P reserves IMO share, before royalties Production IMO share, before royalties Imperial â”, 2019 â”, 27

Cold Lake performance Focus on life-cycle optimization and cash generation Production kbd 200 100 0 2014-18 Q3’19 YTD 2020-22 2023-25 Production IMO share, before royalties Continued strong base operating performance Ongoing challenges at Nabiye Maximizing life-cycle return and recovery Optimizing steam distribution Fully utilizing existing wellbores Near-term, capital efficient opportunities $12-15/bbl USD cash opex, 1/3 energy Strong cash generation in all business cycles Imperial â”, 2019 â”, 28

Nabiye performance Enhancing overall go-forward development plan Nabiye Mahihkan Maskwa Leming Makheses Existing plant Existing development Grand Rapids Phase 1 Grand Rapids Future Results below expectations Reservoir performance Steam management Production 10-15 kbd below target Shorter steam cycles Well intervention frequency increased Cold Lake development plans updated Utilize Nabiye plant capacity to develop Grand Rapids reservoir Production IMO share, before royalties Imperial â”, 2019 â”, 29

Grand Rapids development Industry’s first SA-SAGD deployment SA-SAGD technology Co-injection of solvent with steam to reduce bitumen viscosity Reduction in capital intensity and lower GHG intensity Phased approach Initial production from Grand Rapids reservoir Best use of available steam across Cold Lake SA-SAGD learnings ahead of future developments First phase startup in 2021 Initial development cost $450 million Production of ~15 kbd Regulatory approval in place Production IMO share, before royalties Imperial â”, 2019 â”, 30

Grand Rapids reservoir and technology Laboratory and pilot testing supports investment confidence Imperial research centre Cold Lake SA-SAGD pilot Comprehensive subsurface data collection 3D seismic and delineation drilling Computer simulation coupled with analogue analysis Extensive laboratory testing Successful multi-year pilot Achieved commercial confidence Gained operational experience Imperial â”, 2019 â”, 31

Cold Lake value maximization Grand Rapids reservoir key part of asset development strategy Production kbd 150 100 50 0 Grand Rapids Sustaining Base 2018 2020 2022 2024 Former approach: Cold Lake Expansion Project Required Aspen-scale steam plant Bitumen production of ~50 kbd New approach: Grand Rapids development Accelerates development by utilizing existing infrastructure Future phases as steam becomes available Removes $1B+ in capital; intensity of ~$30k per flowing barrel Ultimate production of 40-50 kbd Production IMO share, before royalties Imperial â”, 2019 â”, 32

Cold Lake outlook Decades of production with significant reserves remaining Production and reserves mbbls 1,500 1,000 500 0 Produced to date Proved and probable reserves Since 1975 Remaining 2019+ Recovery method % of production 100 50 0 2000 2010 Current 2030 CSS Steamflood Solvent technology 2P reserves IMO share, before royalties Production IMO share, before royalties Imperial â”, 2019 â”, 33 Currently producing 140 kbd Production of 150+ kbd in 2023 and beyond Technology and continued development key Objective: maximize long-term cash generation

Syncrude Oil sands mining pioneer Mining with upgrader 25% IMO owned Producing since 1978 0.7B bbls 2P reserves 76 kbd Q3 2019 YTD production High value synthetic crude oil Improving reliability by eliminating major events Fully leverage owner company strengths 2P reserves IMO share, before royalties Production IMO share, before royalties Imperial â”, 2019 â”, 34

Syncrude reliability Focused on sustaining reliability through multi-year improvement plan Production kbd 90 60 30 0 Target production 2015-2018 Q3 ‘19 YTD 2020 Actual production Event impact Ongoing reliability improvement Mechanical integrity Turnaround planning and execution Leadership and workforce Positive performance trends Best 12-month production through Q3 2019 Four monthly production records since November 2018 Targeting $30/bbl USD cash opex ‘all-in’ Production IMO share, before royalties Imperial â”, 2019 â”, 35

Mildred Lake mine extension Sustains 40+ kbd of production Aurora Kearl North Mine Fort Mackay Mildred Lake Extension Aspen North Mine Mildred Lake Upgrader Active mine Depleted mine Syncrude leases Next expansion area as mine advances Supports additional 10+ years of mining operations Gross project capex of $1.5 billion between 2020 and 2024 Development cost of $3/bbl; first ore in 2024 Fully utilizes existing upgrading capacity Regulatory approval in place Production IMO share, before royalties Capex 100% basis Imperial â”, 2019 â”, 36

Syncrude collaboration Leverage owner strengths to continue performance improvement Owner company mining expertise Imperial/Suncor ownership 80+% Regional logistics and infrastructure Business and technical expertise Interconnecting pipelines to increase utilization Transfer bitumen and sour synthetic Asset optimization during planned and unplanned outages Adds value to both ventures, startup by year-end 2020 Imperial â”, 2019 â”, 37

Kearl Next generation oil sands mining Mining without upgrader 71% IMO owned Producing since 2013 3.2B bbls 2P reserves 204 kbd Q3 2019 YTD production Large, high-quality resource Delivering on commitments Near-term production growth 2P reserves IMO share, before royalties Imperial 2019 Production 100% interest, before royalties â”, â”, 38

Kearl performance Focused on profitable production growth, cost structure and realizations Production kbd 300 200 100 0 2015-17 2018-19 2020-21 2022-23 2024+ Delivering on production commitments Growing cash generating capacity Averaging $5/bbl CAD sustaining capex Targeting $20/bbl USD cash opex ‘all-in’ Production 100% interest, before royalties Imperial â”, 2019 â”, 39

Kearl unit cost reduction Pathway to achieving cash costs of $20/bbl USD Unit cash cost $US/bbl 30 25 20 15 10 5 0 @200 kbd Supplemental crushers Mine and plant improvements Autonomous haul trucks Digital initiatives @280 kbd Production 100% interest, before royalties Imperial â”, 2019 â”, 40

Supplemental crushers Capital efficient addition of 40 kbd annual average production in 2020 On track for year-end startup Step change in reliability Capital intensity of $15k per flowing barrel Foundation to improving profitability Production 100% interest, before royalties Imperial â”, 2019 â”, 41

Kearl production Seasonal production profile similar to historic performance 2020 production kbd 300 200 100 0 240 kbd annual average Q1 Q2 Q3 Q4 Production 100% interest, before royalties Imperial â”, 2019 â”, 42

Mine and plant improvements Pathway to achieving 280 kbd and improved profitability Enhanced mine planning Primary separation cell upgrades Secondary bitumen recovery enhancements Froth treatment enhancements Diluent and solvent utilization Capital intensity similar to crusher project Production 100% interest, before royalties Imperial â”, 2019 â”, 43

Enhanced mine planning Improves profitability by avoiding ore preparation plant replacement ~10 storeys Imperial â”, 2019 â”,44

Autonomous haul trucks Fleet conversion to improve both profitability and safety GPS 3D sensing Radar Nine trucks in operation, 12 by year end Continued testing in range of conditions Productivity has exceeded staffed trucks Unit cost savings $0.50—$1/bbl USD Target fully autonomous fleet by 2023 Imperial â”, 2019 â”, 45

Kearl outlook Significantly improving financial and operating performance Delivering on commitment of 200 kbd Supplemental crushers to achieve 240 kbd Mine and plant improvement pathway to 280 kbd Reducing cash opex to $20/bbl USD Objective: maximize long-term cash generation Production 100% interest, before royalties Imperial â”, 2019 â”, 46

Unconventional optionality Liquids-rich opportunity, paced development approach Initial development completed Fully utilizing existing infrastructure Retaining high-quality, liquid-rich acreage positions Paced go-forward asset development plan Investment ~$100M/yr Increasing from 13 koebd in 2018 to 20 koebd 2020+ Provides significant, longer-term optionality Capex IMO share 2019 Imperial â”, â”, 47 Production IMO share, before royalties

In situ growth portfolio Large inventory of top-tier opportunities, development timing to be determined Leveraging decades of in situ experience Accessible via variety of technologies ‘Design one, build many’ development approach Level of definition Regulatory status Project name Resource Development Application Scheme assessment plan submission approval Grand Rapids Phase 1 Aspen Phase 1 Aspen Phase 2 Corner Clarke Creek Chard Complete Clyden In progress Imperial , 2019 , 48

Aspen project update SA-SAGD technology provides economic and environmental benefits $2.6 billion initial development; 75 kbd production Project economics remain robust Considerations to return to planned activities Elimination of curtailment policy Economic crude-by-rail business environment Progress on pipeline egress Confidence in general market conditions ProductionIMO share, before royalties Imperial â”,2019 â”,49

Technology and innovation Unparalleled commitment and achievement throughout 139-year history Canada’s first research department Cyclic steam stimulation patent Steam-assisted gravity drainage patent Solvent-assisted technology pilots First lube oil hydrofining First horizontal well in Canada Paraffinic froth treatment patents Upstream research facility Access to $1B per year in ExxonMobil R&D investments Imperial has invested more than $2.1B over the past 20 years Imperial â”, 2019 â”, 50

Advanced in situ recovery Technology drives economic and environmental performance improvement In situ technologies Suite of technologies to match resource base Higher Pressure Lower CSS CSP LASER SA-SAGD SAGD EBRT Continuous Cyclic 100% Steam Steam and solvent 90%+ Solvent Upstream GHG emissions intensity Potential impact of next generation technologies In situ industry average CSS LASER SAGD SA-SAGD EBRT CSP Modified from Boone World Heavy Oil Conference, 2012 Imperial â”, 2019 â”, 51

Digital transformation

Value potential greater than $500 million per year

- Assets provide ideal platform for digital technology

Cold Lake

Optimize steam distribution and fully utilize wellbores

- 5 processing plants
- 5000+ wells
- 800+ pipeline segments
- Multiple recovery methods

Kearl

Enhance scheduling of personnel and maintenance, optimize bitumen recovery

- Daily workforce ~2800
- 200+ units in mine fleet
- Lease size 115 km^2
- 600k tonnes/d material moved

- Taking action to be a leader in digital and artificial intelligence



Digital foundation
• Enhanced fiber optic connectivity
• LTE network at sites
• Tablets for field workers
Safety
• Autonomous haul trucks
• Use of drones
Production optimization
• Steamflood optimization
• Throughput maximization
Cost optimization
• Predictive maintenance
• Workforce deployment

Imperial | 2019 | 52

Equity crude value Providing flexibility to place crude in markets that maximize realizations 400 koebd total production 25 koebd Natural gas and assorted liquids 75 kbd Syncrude synthetic (Strathcona refinery) 300 kbd bitumen (400 kbd dilbit) 60-100 kbd to IMO refineries ~100 kbd via contracted pipe to USGC 0-200 kbd via rail to USGC 200-0 kbd head of pipe General interest value = WCS Edmonton adjusted for quality offset by downstream gain USGC heavy adjusted for quality less pipeline tariff USGC heavy adjusted for quality less rail cost WCS Edmonton adjusted for quality Numbers shown on chart vary over time Imperial â”, 2019 â”, 53

Near-term production outlook Growth through capital efficient projects and reliability improvements Production koebd 450 400 350 300 6% growth 2018 Q3’19 YTD 2020 Gross production, IMO share Imperial â”, 2019 â”, 54

Downstream and Chemical overview Dan Lyons Chief Financial Officer Imperial â”, 2019 â”, 55

Downstream at a glance Well located, high-performing and integrated business Strategically located refineries Strong logistics Quality products Leading brands ~400 kbd Refining capacity ~500 kbd Product sales Imperial â”, 2019 â”, 56

Downstream assets Canada’s largest refiner and petroleum product marketer Strathcona refinery 191 kbd capacity Sarnia refinery 119 kbd capacity Nanticoke refinery 113 kbd capacity Fuels marketing Coast-to-coast product sales Volumes kbd 500 400 300 200 100 0 Petroleum product sales Refinery throughput 2010 2014 2018 Includes Dartmouth refinery, which closed in September 2013 Imperial â”, 2019 â”, 57

Downstream overview Strengthening cash generation capacity over time, $15 billion cash over last 10 years Annual cash from operations $B 3 2 1 0 2011-17 2018 Q3`19 YTD $US/bbl Brent MSW 83 69 71 54 65 52 High-performing, strategically located refineries Nationwide integrated marketing Focus on enhancing slate, yield and logistics Growing high-value sales Imperial â”, 2019 â”, 58

Refining performance

Leader in North American refining, applying global best practices

Performance quartile	Energy efficiency	Non-energy cash cost	Total cost	Net cash margin
1st		★	★	★ ●
2nd	★			
3rd	●	●	●	
4th				

★ Imperial refineries

● Canadian industry ex. Imperial

- Leveraging ExxonMobil global expertise
  - Increasing utilization
  - Enhancing operations
- Top-tier Solomon results
- Strathcona cogeneration project
  - Increased energy efficiency/lower GHGs
  - Lower cash opex

Source: 2018 Solomon survey, includes 99 refineries in North America (14 in Canada)

Imperial | 2019 | 59

Refining footprint Access to advantaged crudes and attractive markets Western Canada Crudes Products Synthetic Mogas Jet Canadian lights Diesel Asphalt Cold Lake Other Prairies BC Eastern Canada Crudes Products Bakken Mogas Canadian lights Jet Other Diesel heavies Asphalt Cold Lake Other Greater Toronto Imperial â”, 2019 â”,60

Sales strategy Leverage scale, integration and brand to pursue profitable sales growth Build strategic relationships Grow ratable sales Capture brand value Optimize integrated profit Imperial â”, 2019 â”, 61

Sales and market position Canadian market leader in most product segments Q3’19 Sales Market Market YTD kbd share position Mogas 250 30% 1st Diesel 126 22% 2nd Jet 43 26% 1st Asphalt 21 33% 1st Other 41 — Total 481—1st Industry-leading scale, national offer Integrated across the value chain Sales support refining utilization Market share and position estimated based on 2018 Statistics Canada data and company information Imperial â”, 2019 â”, 62

Aviation Market leader in growing segment Canadian jet demand kbd 100 0 Imperial Others Forecast 2010 2015 2020 2025 2030 2035 2040 Strong demand growth Over 50% of Ontario market Growing share of Vancouver market Advantaged access to global airlines Attractive integrated earnings Source: ExxonMobil 2019 Outlook for Energy; Company information Imperial â”, 2019 â”, 63

Asphalt Expanding production and logistics capabilities to maximize value Annual asphalt production kbd 30 20 10 0 2011-14 2015-18 Q3’19 YTD 2020 2021 Growing demand Sales throughout North America Utilizing advantaged Cold Lake blend Continuing capacity growth Imperial â”, 2019 â”, 64

Retail Fuels Market-leading position, investing in continued growth Retail growth kbd 200 100 0 # sites 2,500 2,000 1,500 1,000 500 0 2016 2017 2018 Q3’19 YTD Volume Site count Strong brands High-quality products Loyalty programs Strategic partners Imperial â”, 2019 â”, 65

IMO 2020 Well positioned for IMO 2020 sulphur specification change Heavy crude differentials widen Distillate prices strengthen Integration reduces impacts Multi-product offer maximizes sales Shippers and refiners adapting Imperial â”, 2019 â”, 66

Downstream summary Positioned for continued industry-leading performance High-performing refineries Advantaged crude and attractive markets Market-leading scale and integration Strong brands and loyalty High-value sales growth Robust cash flow Imperial â”, 2019 â”, 67

Chemical at a glance High-value products, well positioned, integrated assets with efficient market access Advantaged location Integrated manufacturing High-value products ~800 kt Sales ~400 kt Polyethylene Imperial â”, 2019 â”, 68

High value products Specialty polyethylene in a range of products used in everyday life Imperial â”, 2019 â”, 69

Integrated petrochemical site Advantaged location and integration, generated $2 billion cash over last 10 years Annual cash from operations Feedstock $M 300 250 200 150 100 50 0% 100 50 0 2009-12 2013-18 Q3`19 YTD Other Marcellus ethane Refinery off gas 2017-19 Cost-advantaged feedstocks High-value specialty resins Well located to access customers Added global capacity impacting margins Imperial â”, 2019 â”, 70

Value chain Integrated across the value chain Integration advantage Crude production Logistics Refining Distribution Chemical B2B sales Branded retail Leveraging opportunities from crude to customer Financial resilience across commodity cycles Balance sheet strength and optionality Imperial â”, 2019 â”, 71

Delivering value Rich Kruger Chairman and Chief Executive Officer Imperial â”, 2019 â”, 72

Cash flow Delivering value and resiliency through integration, $33 billion from operations over last 10 years Cash from operations $B 5 4 3 2 1 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q3’19 YTD 10-year average, % Upstream Downstream, Chemical and Corporate Imperial â”, 2019 â”, 73

Growing value Improving performance and resiliency in lower price environments Annual cash from operations $B 5 4 3 2 1 0 2012-14 2015-17 2018-19 $US/bbl WTI WCS 95 73 48 34 61 42 Imperial â”, 2019 â”, 74

Financial strength Strong balance sheet, optionality and access to financial markets September 30, 2019 debt to capital % 50 25 0 CNQ BBB+ CVE BBB SU A- HSE BBB IMO AA+ Ratings Maintain strong balance sheet Pay reliable and growing dividend Invest in high value projects Return surplus cash to shareholders CNQ debt to capital calculated as at June 30, 2019 2019 Based on S&P Global debt rating, as of September 30, 2019 Imperial â”, â”, 75

Dividends Long-standing priority to pay a reliable and growing dividend Dividend per share $ 1.00 0.80 0.60 0.40 0.20 0.00 2009 2014 2019 100+ years of consecutive payment 25 years of consecutive growth 10.3% 5-yr compounded growth rate Increased to $0.22/share payable in Q3’19 Paid basis Imperial â”, 2019 â”, 76

Share buybacks History of returning surplus cash to shareholders Shares outstanding millions 900 850 800 750 700 650 600 Year-end 2016 2017 2018 Q3’19 YTD 30 Sept. 2019 Repurchased 50%+ of shares since 1995 Reinstated material buybacks in 2017 Purchases of 95M shares, $3.7B since 2017 Priority on total shareholder value Imperial â”, 2019 â”, 77

Shareholder distributions Nearly $8 billion returned to shareholders over the last 10 years Average payout ratio 2009-2019 1H, % SU IMO HSE CVE CNQ 0 5 10 15 20 25 30 35 Average payout ratio includes annual dividends and share repurchases as a percentage of annual cash flow from operating activities See cautionary statement for example calculation Source: Company publications Imperial â”, 2019 â”, 78

Near-term outlook Rich Kruger Chairman and Chief Executive Officer Imperial â”, 2019 â”, 79

Volumes outlook Near-term upstream growth and lower downstream planned maintenance Upstream production koebd 500 400 300 200 100 0 2019 2020 2021 2022 2023 Refinery throughput kbd 500 400 300 200 100 0 2019 2020 2021 2022 2023 Imperial â”, 2019 â”, 80

Capital expenditures Five-year capital expenditure plan consistent with previous communications Capital expenditures $B 2 1 0 2019 2020 2021 2022 2023 5 Yr Avg Sustaining capital at $1.0-$1.1B/yr Roughly 70%, or $5/bbl, for upstream assets Growth capital to average $0.7-$0.8B/yr Upstream: Cold Lake Grand Rapids, Kearl pathway to 280 kbd Downstream: terminal and pipeline logistics, refinery efficiency Future years exclude Aspen, timing TBD Timing dependent on external/market factors $700-800M/yr during peak execution period Imperial â”, 2019 â”, 81

Financial strength Resiliency and flexibility under a wide range of prices 2019– 2023 annual average $B 8 6 4 2 0 WTI, $/bbl 60 50 40 Surplus cash Growth Sustaining capital Dividend Cash flow from operations Uses of cash Capital allocation $B/yr Dividend at current rate 0.6 Sustaining capital 1.0-1.1 Growth capital 0.7-0.8 Sub-total $2.3-2.5 B Share buybacks Surplus cash Dividend at current rates, nominal cash flows Imperial â”, 2019 â”, 82

Closing Brad Corson President Imperial â”, 2019 â”, 83

Why Imperial Distinct competitive advantages that deliver long-term shareholder value 100+ year Canadian history with exceptional people and expertise High-quality upstream assets with significant growth potential Advantaged downstream assets with strong ongoing performance Synergies across full value chain Unparalleled history of creating value through technology and innovation Industry-leading ESG performance Demonstrated commitment to delivering shareholder value Imperial â”, 2019 â”, 84

Cautionary statement Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, target, estimate, expect, strategy, outlook, future, likely, may, should, will and similar references to future periods. Forward-looking statements in this presentation include, but are not limited to, references to the global energy outlook; anticipated performance expectations; economic enhancement and reductions to greenhouse gas emissions, including from new technologies; Cold Lake production, cost and opportunity outlook, including Grand Rapids timing, cost, development and impact; Syncrude production outlook and growth, and timing, cost and impact of reliability improvements, collaboration and the Mildred Lake extension ; Kearl production outlook and growth, unit cost reductions, and the timing, cost and impact of performance improvements; timing, costand impact of unconventional opportunities and the Aspen project; impact and development of advanced in situ recovery and digital technology; downstream utilization, differentials and growth including sales strategy, aviation and asphalt outlook; positioning for IMO 2020; advantages of integration ; planned capital structure, cash flow from operations, and dividend and surplus cash strategy; upstream and refinery volumes outlook; and planned capital expenditures and capital allocation through 2023. Forward-looking statements are based on the company’s current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning demand growth and energy source, supply and mix; commodity prices and foreign exchange rates; production rates, growth and mix; project plans, dates, costs, capacities and execution; production life and resource recoveries; cost savings; product sales; applicable laws and government policies, including taxation and climate change ; financing sources; and capital and environmental expenditures could differ materially depending on a number of factors. These factors include changes in the supply of and demand for crude oil, natural gas, and petroleum and petrochemical products and resulting price and margin impacts; transportation for accessing markets; political or regulatory events, including changes in law or government policy, applicable royalty rates and tax laws; the receipt, in a timely manner, of regulatory and third-party approvals; third party opposition to operations and projects; environmental risks inherent in oil and gas exploration and production activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; currency exchange rates; availability and allocation of capital; availability and performance of third party service providers; unanticipated operational disruptions; management effectiveness; commercial negotiations; project management and schedules; response to technological developments; operational hazards and risks; cybersecurity incidents; disaster response preparedness; the ability to develop or acquire additional reserves; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of financial condition and results of operations of Imperial’s most recent Form 10-K. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law All financial information is presented in Canadian dollars, unless otherwise indicated. BP Statistical Review (slide 8) The data for global oil reserves is compiled by BP and reported in its annual Statistical Review of World Energy, and does not necessarily meet the definitions, guidelines and practices used for determining proved reserves at company level as published by the US Securities and Exchange Commission or National Instrument 51-101. Average payout ratio calculation (slide 78) For purposes of calculating the average payout ratio, the following is an example calculation of the company’s payout ratio for the year 2018 as reported on Form 10-K [Dividends paid ($572M) + Net common shares purchased ($1,971M)] / Cash flow from operating activities ($3,922M) In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl). BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf to one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcf to 1 bbl, using a 6:1 conversion ratio may be misleading as an indication of value. All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2018, and based on definitions contained in the Canadian Oil and Gas Evaluation Handbook (COGEH) and are presented in accordance with National Instrument 51-101, as disclosed in Imperial’s Form 51-101F1 for the fiscal year ending December 31, 2018. Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company’s working interest before royalties at year-end 2018, as determined by Imperial’s internal qualified reserves evaluator. Reserves are the estimated remaining quantities of commercially recoverable oil, natural gas and related substances anticipated to be recoverable from known accumulations, as of a given date, based on the analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. Contingent resources do not constitute, and should not be confused with, reserves. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations using established technology or technology under development, but are not currently considered to be commercially recoverable due to one or more contingencies. Contingencies that preclude the classification of Imperial’s contingent resources as reserves include, but are not limited to, economic, environmental, social and political factors, regulatory matters, a lack of markets, and a prolonged timetable for development. Contingent resource volumes represented in these materials are technical best estimate volumes, considered to be a realistic estimate of the quantity that may actually be recovered; it is equally likely that the actual quantities recovered may be greater or less than the technical best estimate. Estimates of contingent resources have not been adjusted for risk based on the chance of development. There is uncertainty that it will be commercially viable to produce any portion of the resource, nor is there certainty as to the timing of any such development. Significant positive and negative factors relevant to the estimate include, but are not limited to, the commodity price environment and regulatory and tax uncertainty. The estimates of various classes of reserves (proved and probable) and of contingent resources in these materials represent arithmetic sums of multiple estimates of such classes for different properties, which statistical principles indicate may be misleading as to volumes that may actually be recovered. Readers should give attention to the estimates of individual classes of reserves and contingent resources and appreciate the differing probabilities of recovery associated with each class. All SA-SAGD project reserves are based on a SAGD project basis with a 50 year limit, incremental volumes associated with the use of solvents with SAGD and volumes beyond 50 years are classified as contingent resources on hold. The term “project” as used in these materials can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Imperial â”, 2019 â”, 85

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